SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2004
                                                 --------------

                               RONSON CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                         1-1031                 22-0743290
       ----------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
     ----------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------




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                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3





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Item 5. Other Events and Regulation FD Disclosure

     On May 7, 2004, Ronson Corporation's (the "Company's") Board of Directors declared a regular quarterly cash dividend on the Company's common stock of $.01 per common share. On May 10, 2004, the Company issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this current report. This information is not filed but is furnished pursuant to Regulation FD.

     On April 27, 2004, the Company adopted the following standards and charters:

         Ronson Corporation Corporate Governance Standards;
         Ronson Corporation Directors Code of Ethics;
         Ronson Corporation Senior Financial Officer Code of Ethics entitled "Standards of Integrity";
         Code of Business Conduct and Ethics for all Company Employees; Charter of the Audit Committee of the Board;
         Charter of the Nominating Committee of the Board;
         Charter of the Compensation Committee of the Board.


attached hereto as Exhibits 99.b-h

Item 7. Financial Statements and Exhibits

        a) Financial Statements: None.

        b) Pro Forma Financial Information: None.

        c) Exhibits:

     99.a) Ronson Corporation Press Release dated May 10, 2004, "Ronson Corporation Declares Regular Quarterly Cash Dividend on Common Stock".

     99.b) Ronson Corporation Corporate Governance Standards;

     99.c) Ronson Corporation Directors Code of Ethics;

     99.d) Ronson Corporation Senior Financial Officer Code of Ethics entitled "Standards of Integrity";

     99.e) Code of Business Conduct and Ethics for all Company Employees;

     99.f) Charter of the Audit Committee of the Board;

     99.g) Charter of the Nominating Committee of the Board;

     99.h) Charter of the Compensation Committee of the Board.




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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  May 14, 2004